Exhibit 21.1

Watson Pharmaceuticals, Inc.

Subsidiaries of the Company

As of February 14, 2012

Name	Jurisdiction of Incorporation	% of Ownership
WATSON DIAGNOSTICS, INC.	Delaware	100%
WATSON LABORATORIES, INC.	Delaware	100%
WATSON LABORATORIES, INC.	Nevada	100%
WATSON LABORATORIES, INC.	New York	100%
WATSON LABORATORIES, INC. — OHIO	New York	100%
WATSON LABORATORIES, LLC	Delaware	100%
CIRCA PHARMACEUTICALS WEST, INC.	California	100%
CIRCASUB, INC.	New York	100%
DEL MAR INDEMNITY COMPANY, INC	Hawaiian captive insurance corporation	100%
MAKOFF R&D LABORATORIES, INC.	California	100%
R&D PHARMACEUTICALS, INC	California	100%
R&D RESEARCH AND DEVELOPMENT CORPORATION	California	100%
R&D FERRLECIT CAPITAL RESOURCES, INC.	California	100%
R&D NEW MEDIA SERVICES, INC.	California	100%
NATRAPAC, INC.	Utah	100%
ROYCE LABORATORIES, INC.	Florida	100%
ROYCE RESEARCH GROUP, INC.	Florida	100%
RUGBY LABORATORIES, INC.	New York	100%
THE RUGBY GROUP, INC.	New York	100%
WATSON MANUFACTURING SERVICES, INC.	Delaware	100%
WATSON PHARMA, INC.	Delaware	100%
WATSON LABORATORIES, INC.	Connecticut	100%
WATSON LABORATORIES, INC. — ARIZONA	Delaware	100%
MARSAM PHARMACEUTICALS, LLC	Delaware	100%
MSI, INC.	Delaware	100%
SCHEIN PHARMACEUTICAL INTERNATIONAL, INC.	Delaware	100%
WATSON PHARMACEUTICALS (NEW JERSEY), INC.	Delaware	100%
COVENTRY ACQUISITION, LLC	Delaware	100%
ANDA, INC.	Florida	100%
ANDA MARKETING, INC.	Florida	100%
ANDA PHARMACEUTICALS, INC.	Florida	100%
ANDA VETERINARY SUPPLY, INC.	Florida	100%
ANDRX LABORATORIES (NJ), INC.	Delaware	100%
ANDRX CORPORATION	Delaware	100%
ANDRX LABS, LLC	Delaware	100%
WATSON MANAGEMENT CORPORATION	Florida	100%
ANDRX PHARMACEUTICALS EQUIPMENT #1, LLC	Florida	100%
WATSON LABORATORIES, INC. — FLORIDA	Florida	100%
ANDRX PHARMACEUTICALS, LLC	Delaware	100%
ANDRX PHARMACEUTICALS (MASS), INC.	Florida	100%
ANDRX PHARMACEUTICALS (NC), INC.	Florida	100%
ANDRX PHARMACEUTICALS (NC) EQUIPMENT, LLC	Delaware	100%

Name	Jurisdiction of Incorporation	% of Ownership
ANDRX PHARMACEUTICALS SALES AND MARKETING, INC.	Florida	100%
ANDRX SOUTH CAROLINA I, INC.	South Carolina	100%
WATSON THERAPEUTICS, INC.	Florida	100%
CYBEAR, LLC	Delaware	100%
RXAPS, INC.	Florida	100%
SR SIX, INC.	Florida	100%
VALMED PHARMACEUTICAL, INC.	New York	100%
COBALT LABORATORIES, LLC	Delaware	100%
WATSON COBALT HOLDINGS, LLC	Delaware	100%
WATSON PHARMA HOLDINGS S.A.R.L.	Luxembourg	100%
WATSON PHARMA S.A.R.L.	Luxembourg	100%
EDEN BIODESIGN, INC.	Delaware	100%
WATSON PHARMA 2 S.A.R.L.	Luxembourg	100%
ROBIN HOOD HOLDINGS, LTD.	Malta	100%
PAOMAR PLC	Cyprus	100%
SPECIFAR COMMERCIAL INDUSTRIAL PHARMACEUTICAL, CHEMICAL AND CONSTRUCTION EXPLOITATIONS SOCIETE ANONYME	Greece	100%
ALET PHARMACEUTICALS INDUSTRIAL AND COMMERCIAL SOCIETE ANONYME	Greece	100%
ARROW SUPPLIES, LTD.	Malta	100%
ARROW PHARMACEUTICALS HOLDINGS, LTD.	Malta	100%
ARROW LABORATORIES, LTD.	Malta	100%
ARROW HOLDINGS, LTD.	Malta	100%
ARROW PHARMA (HK) LTD.	Hong Kong	100%
ARROW INTERNATIONAL, LTD .	Malta	100%
EDEN BIOPHARMA GROUP LTD.	UK	100%
EDEN BIODESIGN LTD.	UK	100%
EDEN BIOPHARM LTD.	UK	100%
GAJA INVESTMENT BV	Netherlands	100%
JUTA PHARMA GMBH	Germany	100%
LITTLE JOHN LTD.	Malta	100%
MAKEWHEY PRODUCTS (PTY) LTD	South Africa	100%
ARROW SAGLIK URUNLERI PAZARLAMA TICARET LTD. STI.	Turkey	80%
ARROW GROUP APS	Denmark	100%
ARROW APS	Denmark	100%
ARROW FARMACEUTICA LTDA	Brazil	100%
ARROW GENERIQUES SAS	France	100%
SELAMINE LTD.	UK	100%
ARROW BLUE LTD.	Israel	50.1%
ARROWCOBALT DE MEXICO S.A. DE C.V.	Mexico	90%
ARROW PHARMACEUTICALS (NZ) LTD.	New Zealand	100%
ARROW POLAND SA	Poland	64.2%
ARROWBLUE PRODUTOS FARMACEUTICOS SA	Portugal	100%
ARROW PHARMA D.O.O.	Slovenia	90%
ARROW NO 7 LTD.	UK	100%
ARROW GENERICS, LTD.	UK	100%
BOWMED LTD.	UK	100%
CAIRNSTORES LTD.	UK	100%
ARROW PHARMA HOLDINGS BV	Netherlands	100%

Name	Jurisdiction of Incorporation	% of Ownership
ARROW PHARM (MALTA), LTD.	Malta	100%
ARROW PHARMACEUTICALS KK	Japan	80%
ARROW SCANDINAVIA AB	Sweden	100%
ARROW LAKEMEDEL AB	Sweden	100%
RECEPT PHARMA RP AB	Sweden	100%
ARROW PHARMA APS	Denmark	100%
ARROW PHARMA A/S	Norway	100%
BREATH LTD.	UK	100%
ARROW PHARMACEUTICALS COMPANY	Canada	100%
ARROW OTC COMPANY	Canada	100%
COBALT PHARMACEUTICALS COMPANY	Canada	100%
3242038 NOVA SCOTIA COMPANY	Canada	100%
ABRI PHARMACEUTICALS COMPANY	Canada	100%
WATSON PHARMA COMPANY	Canada	100%
SEEKERS INVESTMENT LTD	British Virgin Islands	100%
WATSON PHARMA PTY LTD.	Australia	100%
WILLOW PHARMACEUTICALS PTY LTD.	Australia	100%
SPIRIT PHARMACEUTICALS PTY, LTD.	Australia	100%
SPIRIT PHARMACEUTICALS NZ (PTY) LTD.	New Zealand	90%
WATSON PHARMA HOLDINGS (PTY) LTD.	South Africa	100%
WATSON PHARMA (PTY)LTD.	South Africa	100%
SCRIPTPHARM MARKETING (PTY) LTD.	South Africa	100%
SCRIPTPHARM RISK MANAGEMENT (PTY) LTD.	South Africa	100%
SPEAR PHARMACEUTICALS (PTY) LTD.	South Africa	100%
REFERRALNET (PTY) LTD.	South Africa	100%
ARROW PHARMA TENDER (PTY) LTD.	South Africa	65%
ZELPHY 1308 (PTY) LTD.	South Africa	100%
WATSON PHARMA NO 1 (PTY) LTD.	South Africa	100%
PHARMASCRIPT PHARMACEUTICAL LTD.	South Africa	60%
NICOBRAND LTD.	Ireland	100%
WATSON PHARMA PRIVATE LIMITED	India	100%
ANDA PUERTO RICO, INC.	Puerto Rico	100%
WATSON PHARMACEUTICALS (ASIA) LTD.	British Virgin Island	100%
WP HOLDINGS LIMITED	British Virgin Island	100%
CHANGZHOU WATSON PHARMACEUTICALS CO., LTD.	China	100%
WATSON PHARMACEUTICALS (CHINA) LTD.	British Virgin Island	100%
MED ALL ENTERPRISE CONSULTING (SHANGHAI) CO LTD	China	100%
WATSON PHARMACEUTICALS INTERNATIONAL, LTD.	British Virgin Island	100%
WATSON LABORATORIES S. DE R.L. DE C.V.	Mexico	100%
WATSON PHARMACEUTICALS SERVICES S. DE R.L. DE C.V.	Mexico	100%
SCHEIN PHARMACEUTICAL (BERMUDA) LTD	Bermuda	100%
INTERNATIONAL GENERICS COMPANY LTD	Taiwan	100%
ASCENT PHARMAHEALTH LTD.	Australia	100%
ASCENT AUSTRALIA PTY LTD.	Australia	100%
ASCENT PHARMACEUTICALS LTD.	Australia	100%
ASCENT PHARMA PTY LTD.	Singapore	100%
ERIS PHARMACEUTICALS AUSTRALIA PTY LTD.	Australia	100%
ASCENT PHARMAHEALTH ASIA PTE LTD.	Singapore	100%

Name	Jurisdiction of Incorporation	% of Ownership
ASCENT PHARMAHEALTH HONG KONG LTD.	Hong Kong	100%
DRUG HOUSES OF AUSTRALIA PTE. LTD.	Singapore	100%
ASCENT PHARMAHEALTH MALAYSIA SDN. BHD.	Malaysia	100%